The Brink’s Company 1801 Bayberry Court P.O. Box 18100 Richmond, VA 23226-8100 Tel. 804.289.9600 Fax 804.289.9770 Contact: FOR IMMEDIATE RELEASE Investor Relations and Corporate Communications 804.289.9709 Brink’s Provides Business Update in Advance of Baird Investor Conference Management Affirms 2021 Guidance Based on April Year-to-Date Revenue Recovery to 96% of Pre-Pandemic Levels, Provides Preliminary Outlook for 2022 RICHMOND, Va., June 8, 2021 – The Brink’s Company (NYSE:BCO) announced today that it affirmed its 2021 guidance including revenue growth of 21% to approximately $4.45 billion at the midpoint, which is up 10% on an organic basis. The company expects 2021 adjusted EBITDA growth of 25% to approximately $705 million. In 2022, management is targeting organic revenue growth of 5% to 7%, adjusted EBITDA growth in the mid-teens to a range between $785 million and $825 million, and free cash flow growth of more than 50% to a range between $350 million and $400 million. The company provided the update in advance of its June 8 participation in the 2021 Baird Global Consumer, Technology and Services Conference. Doug Pertz, president and chief executive officer, said: “Based on improving economic trends in most of our major markets, and the continued strong use of cash as a major method of payment, we continue to expect an accelerating recovery from the global pandemic. On an organic basis, excluding the impact of acquisitions and foreign exchange, year-to-date revenue through April has recovered to 96% of pre-pandemic 2019 pro forma levels. “We are particularly encouraged by the fact that our revenue recovery through April was achieved despite unforeseen pandemic-related shutdowns in several European and South American countries. We expect revenue and profit growth to accelerate as we move through 2021, especially in the second half. Our confidence is based on a continued global economic recovery, growing contributions from the G4S and PAI acquisitions, the impact of our cost reductions, and normal seasonality. “Our 2021 guidance, and our expected post-pandemic return to mid-single-digit organic revenue growth and double-digit profit growth, are driven primarily by our core operations. Our strategy 2.0 digital initiatives, with the exception of the PAI acquisition, are not included in our current outlook for 2021 or 2022, though we expect these initiatives to drive additional organic revenue and profit growth in 2022 and beyond. We plan to disclose additional financial targets for 2022 and 2023 at our Investor Day event in November.” Exhibit 99.1

About The Brink’s Company The Brink’s Company (NYSE:BCO) is the global leader in total cash management, route-based secure logistics and payment solutions including cash-in-transit, ATM services, cash management services (including vault outsourcing, money processing and intelligent safe services), and international transportation of valuables. Our customers include financial institutions, retailers, government agencies, mints, jewelers and other commercial operations. Our global network of operations in 53 countries serves customers in more than 100 countries. For more information, please visit our website at www.brinks.com or call 804-289-9709. Forward-Looking Statements This release contains forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward- looking information. Forward-looking information in these materials includes, but is not limited to: 2021 and 2022 outlook, including revenue, adjusted EBITDA and free cash flow (and drivers thereof), expected economic recovery, expected impact of the PAI acquisition, impact of cost reductions and revenue and profit growth in future years. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: our ability to improve profitability and execute further cost and operational improvement and efficiencies in our core businesses; our ability to improve service levels and quality in our core businesses; market volatility and commodity price fluctuations; seasonality, pricing and other competitive industry factors; investment in information technology (“IT”) and its impact on revenue and profit growth; our ability to maintain an effective IT infrastructure and safeguard confidential information; our ability to effectively develop and implement solutions for our customers; risks associated with operating in foreign countries, including changing political, labor and economic conditions, regulatory issues (including the imposition of international sanctions, including by the U.S. government), currency restrictions and devaluations, restrictions on and cost of repatriating earnings and capital, impact on the Company’s financial results as a result of jurisdictions determined to be highly inflationary, and restrictive government actions, including nationalization; labor issues, including negotiations with organized labor and work stoppages; pandemics (including the ongoing COVID-19 pandemic and related impact to and restrictions on the actions of businesses and consumers, including suppliers and customers), acts of terrorism, strikes or other extraordinary events that negatively affect global or regional cash commerce; anticipated cash needs in light of our current liquidity position and the impact of COVID-19 on our liquidity; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; our ability to identify, evaluate and complete acquisitions and other strategic transactions and to successfully integrate acquired companies; costs related to dispositions and product or market exits; our ability to obtain appropriate insurance coverage, positions taken by insurers relative to claims and the financial condition of insurers; safety and security performance and loss experience; employee and environmental liabilities in connection with former coal operations, including black lung claims; the impact of the Patient Protection and Affordable Care Act on legacy liabilities and ongoing operations; funding requirements, accounting treatment, and investment performance of our pension plans, the VEBA and other employee benefits; changes to estimated liabilities and assets in actuarial assumptions; the nature of hedging relationships and counterparty risk; access to the capital and credit markets; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of our business, reputation and brand; changes in estimates and assumptions underlying critical accounting policies; the promulgation and adoption of new accounting standards, new government regulations and interpretation of existing standards and regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2020 and in our other public filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the period ended March 31, 2021. The forward-looking information included in this document is representative only as of the date of this document and the Company undertakes no obligation to update any information contained in this document. Reconciliation of Non-GAAP Financial Measures Non-GAAP results described in this press release are financial measures that are not required by or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). The purpose of the Non-GAAP results is to report financial information from the primary operations of our business by excluding the effects of certain income and expenses that do not reflect the ordinary earnings of our operations. The Non-GAAP financial measures are intended to provide investors with a supplemental comparison of our operating results and trends for the periods presented. Our management believes these measures are also useful to investors as such measures allow investors to evaluate our performance using the same metrics that our management uses to evaluate past performance and prospects for future performance. We do not consider these items to be reflective of our core operating performance due to the variability of such items from period-to-period in terms of size, nature and significance. Additionally, Non-GAAP results are utilized as performance measures in certain management incentive compensation plans. The outlook for 2021 and 2022 Non-GAAP Adjusted EBITDA cannot be reconciled to GAAP without unreasonable effort. We cannot reconcile this amount to GAAP because we are unable to accurately forecast the impact of highly inflationary accounting on our Argentina operations and other potential Non-GAAP adjusting items for which the timing and amounts are currently under review, such as future restructuring actions. The impact of highly inflationary accounting on our Argentina operations and other potential Non-GAAP adjusting items could be significant to our GAAP results. # # #